UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2014

Argos Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35443	56-2110007
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4233 Technology Drive Durham, North Carolina 27704
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (919) 287-6300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 13, 2014, Argos Therapeutics, Inc. (the “Company”) announced financial results for the three months and nine months ended September 30, 2014.  The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act” or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 12, 2014, the Board of Directors of the Company elected Philippe Van Holle as a Class III Director to fill the vacancy resulting from the earlier reported resignation of David Gryska.

In accordance with the Company’s current non-executive director compensatory arrangements, Mr. Van Holle (a) received an initial grant of an option to purchase 11,000 shares of the Company’s common stock at $8.61 per share, which becomes exercisable on a quarterly basis over the course of three years, subject to continued service to the Company, and remains exercisable thereafter until the tenth anniversary of the date of grant, (b) will receive a $35,000 annual retainer, and (c) will be eligible for committee fees.  Upon election, Mr. Van Holle was appointed to serve as a member of the Company’s compensation committee and is expected to be appointed to serve as a member of the Company’s Audit Committee.

There are no arrangements or understandings between Mr. Van Holle and any other person pursuant to which Mr. Van Holle was elected as a director.

A copy of the Company’s press release announcing Mr. Van Holle’s appointment is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1           Press Release dated November 13, 2014 entitled “Argos Therapeutics Reports Third Quarter 2014 Financial Results and Operational Highlights”

99.2           Press Release dated November 13, 2014 entitled “Philippe Van Holle Joins Argos Therapeutics Board of Directors”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGOS THERAPEUTICS, INC.

By:	/s/ Lori R. Harrelson
Name:	Lori R. Harrelson
Title:	Vice President of Finance

DATED: November 13, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 13, 2014 entitled “Argos Therapeutics Reports Third Quarter 2014 Financial Results and Operational Highlights”

99.2	Press release dated November 13, 2014 entitled “Philippe Van Holle Joins Argos Therapeutics Board of Directors”